UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 5, 2017

(Date of earliest event reported)

Phillips 66 Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard

Houston, Texas 77042

(Address of principal executive offices and zip code)

(855) 283-9237

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

Contribution Agreement

On October 6, 2017, Phillips 66 Partners LP (the “Partnership”) consummated the transactions contemplated by the Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) entered into on September 19, 2017 with Phillips 66 Partners GP LLC (the “General Partner”), Phillips 66 Company (“P66 Company”), and Phillips 66 Project Development Inc. (“P66 PDI”).  As reported by the Partnership in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 25, 2017 (the “Signing 8-K”), pursuant to the Contribution Agreement, the Partnership acquired an indirect 25 percent interest in each of Dakota Access, LLC and Energy Transfer Crude Oil Company, LLC, (collectively, “Dakota/ETCO”) and a direct 100 percent interest in Merey Sweeny, L.P. (“MSLP”) (the acquisitions pursuant to the Contribution Agreement, collectively, the “Acquisition”).

The assets owned by Dakota/ETCO and MSLP are described below:

•                  Dakota/ETCO owns the Bakken Pipeline, which includes 1,926 combined pipeline miles and 520,000 barrels per day (“BPD”) of crude oil capacity expandable to 570,000 BPD. There are receipt stations in North Dakota to access Bakken and Three Forks production, a delivery and receipt point in Patoka, Illinois, and delivery points in Nederland, Texas, including at the Phillips 66 Beaumont Terminal.

•                  MSLP owns a 125,000 BPD capacity vacuum distillation unit and a 70,000 BPD capacity delayed coker unit.  MSLP processes residue from heavy sour crude oil into liquid products and fuel-grade petroleum coke at the Phillips 66 Sweeny Refinery in Old Ocean, Texas.

The total consideration for the Acquisition was approximately $1.65 billion, which included $372 million in cash; the assumption of certain liabilities under which P66 PDI was the obligor; the issuance of 4,713,113 common units representing limited partner interests in the Partnership (the “Common Units”) to P66 PDI; and the issuance of 292,665 general partner units to the General Partner in order for the General Partner to maintain its 2 percent general partner interest in the Partnership.  The terms of the Contribution Agreement were unanimously approved by the Board of Directors of the General Partner and the Conflicts Committee of the Board of Directors of the General Partner.  The Conflicts Committee, a committee comprised of the independent members of the Board of Directors, retained independent legal and financial advisors to assist it in evaluating and negotiating the Contribution Agreement and related transactions.

The foregoing description is qualified in its entirety by reference to the full text of the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the Signing 8-K, and is incorporated herein by reference.

Seventh Amendment to the Omnibus Agreement

On October 6, 2017, in connection with the closing of the Acquisition, the Partnership entered into a Seventh Amendment to the Omnibus Agreement (the “Omnibus Amendment”) with the General Partner, P66 Company, Phillips 66 Pipeline LLC (“P66 Pipeline”), Phillips 66 Partners Holdings LLC (“PSXP Holdings”), and Phillips 66 Carrier LLC, a wholly owned subsidiary of PSXP Holdings (“PSXP Carrier”). The Omnibus Amendment amends the parties’ existing Omnibus Agreement to, among other things, provide for additional services to be provided to the Partnership by P66 Company in connection with the Acquisition and increase the monthly operational and administrative support fee payable by the Partnership to P66 Company to $7,568,668.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Operational Services Agreement

On October 6, 2017, in connection with the closing of the Acquisition, PSXP Holdings and PSXP Carrier entered into an Amended and Restated Operational Services Agreement (the “Amended and Restated Operational Services Agreement”) with P66 Pipeline. The Amended and Restated Operational Services Agreement amends and restates the parties’ existing Operational Services Agreement to, among other things, provide that the services provided to the Partnership by P66 Pipeline under the Operational Services Agreement, as amended, will also be provided in support of the assets owned by MSLP that were acquired in the Acquisition and to incorporate into the Amended and Restated Operational Services Agreement the text of all of the amendments executed since the date of the original Operational Services Agreement so that all such amendments, together with the changes described herein, would be reflected in the Amended and Restated Operational Services Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Operational Services Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Tolling Services Agreement

On October 6, 2017, in connection with the closing of the Acquisition, MSLP entered into an Amended and Restated Tolling Services Agreement (the “Amended and Restated Tolling Agreement”) with P66 Company.  The Amended and Restated Tolling Agreement amends and restates the parties’ existing Tolling Services Agreement, pursuant to which MSLP charges fees to P66 Company for processing residue from heavy sour crude oil into liquid products and fuel-grade petroleum coke at the Phillips 66 Sweeny Refinery in Old Ocean, Texas.  The fees payable by P66 Company to MSLP are subject to adjustment each year beginning on August 1, 2018 based on the Consumer Price Index for All Urban Consumers.  The Amended and Restated Tolling Agreement is effective October 1, 2017 and has a primary term of 15 years, which may be extended by mutual agreement of the parties.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Tolling Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the parties to the Contribution Agreement, the Omnibus Amendment, the Amended and Restated Operational Services Agreement and the Amended and Restated Tolling Agreement described in this Current Report on Form 8-K is a direct or indirect subsidiary of Phillips 66. As a result, certain individuals, including officers of Phillips 66 and officers and directors of the General Partner, serve as officers and/or directors of one or more of such entities. P66 PDI currently (as of the date of this Current Report on Form 8-K and after giving effect to the transactions described herein) owns 68,760,137 common units of the Partnership representing a 55.5 percent limited partner interest in the Partnership based on the number of Common Units outstanding as of the date hereof. P66 PDI also owns an indirect 2 percent general partner interest in the Partnership and all of the Partnership’s incentive distribution rights through its ownership of the General Partner.

Series A Preferred Unit and Common Unit Purchase Agreement

As reported by the Partnership in the Signing 8-K, the Partnership entered into a Series A Preferred Unit and Common Unit Purchase Agreement (the “Purchase Agreement”) on September 21, 2017, with certain affiliates of Stonepeak Infrastructure Partners, First Reserve XIII Advisors, L.L.C. and Tortoise Capital Advisors, LLC (collectively, the “Purchasers”), to issue and sell in a private placement (the “Private Placement”) an aggregate of 13,819,791 Series A Perpetual Convertible Preferred Units representing limited partner interests in the Partnership (the “Preferred Units”) for a cash purchase price of $54.27 per Preferred Unit and an aggregate of 6,304,204 Common Units for a cash purchase price of $47.59 per Common Unit, resulting in net proceeds of approximately $1.03 billion after expenses and fees. Pursuant to the Purchase Agreement, the Partnership issued and sold the Preferred Units and the Common Units to the Purchasers on October 6, 2017.  The Partnership used a portion of the proceeds from the Private Placement to fund a portion of the consideration payable by the Partnership in the Acquisition described above and intends to use the remainder for general partnership purposes, including funding of future acquisitions and organic projects and repayment of outstanding indebtedness.

Registration Rights Agreement

On October 6, 2017, in connection with the closing of the Private Placement, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers relating to the registered resale of the Preferred Units issued and sold in the Private Placement (the “Preferred Unit Registrable Securities”), the Common Units issued and sold in the Private Placement (the “Common Unit Registrable Securities”) and the Common

Units issuable upon conversion of the Preferred Units (the “Conversion Unit Registrable Securities” and, together with the Preferred Unit Registrable Securities and the Common Unit Registrable Securities,” the “Registrable Securities”). Pursuant to the Registration Rights Agreement, the Partnership is required to use its commercially reasonable efforts to file one or more registration statements for the registered resale of the Preferred Unit Registrable Securities and Common Unit Registrable Securities and to cause such registration statements to become effective no later than January 4, 2018.  The Partnership also is required to use its commercially reasonable efforts to file a registration statement for the registered resale of the Conversion Unit Registrable Securities and to cause such registration statement to become effective no later than October 6, 2019.  If the Partnership fails to cause such registration statements to become effective by the applicable dates, the Partnership will be required to pay certain amounts to the holders of the Registrable Securities as liquidated damages.

In certain circumstances, and subject to customary qualifications and limitations, the holders of Common Unit Registrable Securities and/or Conversion Unit Registrable Securities will have piggyback registration rights on offerings of Common Unit Registrable Securities and/or Conversion Unit Registrable Securities initiated by certain other holders, and the Purchasers will have rights to request that the Partnership initiate up to an aggregate of four Underwritten Offerings (as defined in the Registration Rights Agreement) of Common Unit Registrable Securities or Conversion Unit Registrable Securities. The rights under the Registration Rights Agreement will generally cease as follows:

•                  for the Preferred Unit Registrable Securities, on the date on which all Preferred Units have been converted into Common Units pursuant to the Second Amended and Restated Partnership Agreement (as defined in Item 5.03 of this Current Report on Form 8-K);

•                  for the Common Unit Registrable Securities, on the later of (i) the fifth anniversary of the effective date of the registration statement registering the resale of the Common Unit Registrable Securities and (ii) if a holder of Common Unit Registrable Securities is an affiliate of the Partnership, the date on which such holder ceases to be an affiliate of the Partnership; and

•                  for the Conversion Unit Registrable Securities, on the later of (i) the second anniversary of the date on which all Preferred Units have been converted into Common Units pursuant to the Second Amended and Restated Partnership Agreement and (ii) if a holder of Conversion Unit Registrable Securities is an affiliate of the Partnership, the date on which such holder ceases to be an affiliate of the Partnership;

in each case unless such rights cease earlier pursuant to the terms of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights

Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The description in Item 1.01 above of the closing of the Acquisition pursuant to the Contribution Agreement is incorporated by reference into this Item 2.01.

Item 3.02  Unregistered Sales of Equity Securities.

The description in Item 1.01 above of the Partnership’s issuance of Common Units and general partner units in connection with the Acquisition pursuant to the Contribution Agreement is incorporated by reference into this Item 3.02, insofar as such information relates to the sale of unregistered securities.  The sale and issuance of the Common Units and general partner units pursuant to the Contribution Agreement was undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

The description in Item 1.01 above of the Partnership’s issuance and sale of the Preferred Units and Common Units to the Purchasers in the Private Placement pursuant to the Purchase Agreement is incorporated by reference into this Item 3.02, insofar as such information relates to the sale of unregistered securities.  The Private Placement of the Preferred Units and Common Units pursuant to the Purchase Agreement has been undertaken in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 3.03  Material Modification to Rights of Securities Holders.

On October 6, 2017, the Partnership issued the Preferred Units pursuant to the Purchase Agreement, which Preferred Units entitle their holders to certain rights that are senior to the rights of holders of Common Units, such as rights to certain distributions and rights upon liquidation of the Partnership.  In addition, on October 6, 2017, in connection with the Private Placement, the Partnership entered into the Registration Rights Agreement with the Purchasers relating to the registered resale of the Registrable Securities.  The general effect of the issuance of the Preferred Units and entry into the Registration Rights Agreement upon the rights of the holders of Common Units is more fully described in Items 1.01 and 5.03 of this Current Report on Form 8-K, which descriptions are incorporated in this Item 3.03 by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 5, 2017, the General Partner executed and filed with the Secretary of State of the State of Delaware an amendment (the “Certificate Amendment”) to the Certificate of Limited Partnership to change the address of the General Partner to 2331 CityWest Boulevard, Houston, Texas 77042.  A copy of the Certificate Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

On October 6, 2017, in connection with the closing of the Private Placement, the General Partner amended and restated the First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of July 26, 2013 (the “First Amended and Restated Partnership Agreement”) by executing the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Second Amended and Restated Partnership Agreement”).  Set forth below is a summary description of the amendments that were implemented by the Second Amended and Restated Partnership Agreement:

•                  the rights, preferences, privileges and other terms relating to the Preferred Units were set forth therein (see primarily Section 5.11 of the Second Amended and Restated Partnership Agreement); and

•                 other amendments that the General Partner determined did not adversely affect the limited partners of the Partnership, considered as a whole, or any particular class of partnership interests as compared to other classes of partnership interests in any material respect.

A summary of the rights, preferences and privileges of the Preferred Units and other material terms and conditions of the Second Amended and Restated Partnership Agreement is set forth in Item 1.01 of the Signing 8-K, and is incorporated herein by reference.

The foregoing description of the Second Amended and Restated Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Second Amended and Restated Partnership Agreement, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired

The Partnership will file any financial statements required by this item not later than 71 days after the date on which this Form 8-K is required to be filed.

(b)    Pro Forma Financial Information

The Partnership will file any pro forma financial information required by this item not later than 71 days after the date on which this Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.		Description

3.1	—	Amendment to Certificate of Limited Partnership, dated October 5, 2017.

3.2	—	Second Amended and Restated Agreement of Limited Partnership of Phillips 66 Partners LP, dated as of October 6, 2017.

4.1	—	Registration Rights Agreement dated as of October 6, 2017 by and among Phillips 66 Partners LP and the Purchasers party thereto.

10.1	—

Seventh Amendment to the Omnibus Agreement, dated effective as of October 1, 2017, by and among Phillips 66 Partners LP, Phillips 66 Partners GP LLC, Phillips 66 Company, Phillips 66 Pipeline LLC, Phillips 66 Partners Holdings LLC, and Phillips 66 Carrier LLC.

10.2	—	Amended and Restated Operational Services Agreement, dated as of October 1, 2017, by and among Phillips 66 Carrier LLC, Phillips 66 Partners Holdings LLC, and Phillips 66 Pipeline LLC.

10.3†	—	Amended and Restated Tolling Services Agreement, dated as of October 1, 2017, by and between Merey Sweeny, L.P. and Phillips 66 Company.

†Confidential treatment has been requested for certain portion of this Exhibit pursuant to a confidential treatment request filed with the Securities and Exchange Commission on October 10, 2017.  Such portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66 Partners LP
	By:	Phillips 66 Partners GP LLC, its general partner

Dated: October 10, 2017	By:	/s/ J.T. Liberti
J.T. Liberti
Vice President and Chief Operating Officer